SECOND ADDENDUM TO

PROMISSORY NOTE

(Development Expenses)

This is the Second Addendum (this "Second Addendum") to the Promissory Note (Development Expenses) in the principal amount of $4,000,000 dated December 20, 2012 (the "Promissory Note"). This Second Addendum is dated and effective as of April 26, 2013 (the "Effective Date")

1. EXTENSION OF MATURITY DATE. The parties executing this Second Addendum (the "Coronus Parties") have previously entered into the Promissory Note as well as the First Addendum to Promissory Note on April 11, 2013 (the "First Addendum"). The Maturity Date, as modified previously by First Addendum, is extended an additional sixteen (16) calendar days, now to be due on earlier of: i) the execution of the Stock Purchase Agreement between Redwood and Coronus Solar, or ii) 31 days after the total Advances equal $4,000,000.00 or iii) July 31, 2013.

2. EXCLUSIVITY. In consideration for this extension, the Coronus Parties agree that they shall not begin, continue, accept offers from, solicit offers from, or otherwise engage in discussions with any other parties regarding the sale or other transactions related to those fifteen (15) solar photovoltaic electric generation installations contemplated under the Share Purchase Agreement from the Effective Date until May 2, 2013.

3. RATIFICATION. Except as the Maturity Date has been modified and extended in accordance with Section 1., immediately above, the Coronus Parties agree that the Promissory Note is ratified and confirmed in full and remains in full force and effect.

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4. **IN WITNESS WHEREOF**, the Lender and Borrower has executed and delivered this Promissory Note as of the day and year first above written.

LENDER:

CLEAN FOCUS FINANCING COMPANY, LP,
a Delaware limited partnership

By: CLEAN FOCUS MANAGEMENT, LLC

Its: GENERAL PARTNER

By: [signature]

Name: Stanley Chin

Title: Manager

BORROWER:

CORONUS ENERGY CORP., a Delaware corporation

By: [signature]

Name: JEFF THACHUK

Title: PRESIDENT

CORONUS 29-PALMS NORTH 1 LLC, a Delaware limited liability company

By: [signature]

Name: JEFF THACHUK

Its: PRESIDENT

CORONUS 29-PALMS NORTH 2 LLC, a Delaware limited liability company

By: [signature]

Name: JEFF THACHUK

Its: PRESIDENT

CORONUS 29-PALMS NORTH 3 LLC, a Delaware limited liability company

By: [signature]

Name: JEFF THACHUK

Its: PRESIDENT

CORONUS YUCCA VALLEY EAST 1 LLC, a Delaware limited liability company

By: [signature]

Name: JEFF THACHUK

Its: PRESIDENT

CORONUS YUCCA VALLEY EAST 2 LLC, a Delaware limited liability company

By: [signature]

Name: JEFF THACHUK

Its: PRESIDENT

CORONUS YUCCA VALLEY EAST 3LLC, a Delaware limited liability company

By: [signature]

Name: JEFF THACHUK

Its: PRESIDENT

CORONUS JOSHUA TREE EAST 1 LLC, a Delaware limited liability company

By: [signature]

Name: JEFF THACHUK

Its: PRESIDENT

CORONUS JOSHUA TREE EAST 2 LLC, a Delaware limited liability company

By: [signature]

Name: JEFF THACHUK

Its: PRESIDENT

CORONUS JOSHUA TREE EAST 3 LLC, a Delaware limited liability company

By: [signature]

Name: JEFF THACHUK

Its: PRESIDENT

CORONUS JOSHUA TREE EAST 4 LLC, a Delaware limited liability company

By: [signature]

Name: JEFF THACHUK

Its: PRESIDENT

CORONUS JOSHUA TREE EAST 5 LLC, a Delaware limited liability company

By: [signature]

Name: JEFF THACHUK

Its: PRESIDENT

CORONUS APPLE VALLEY EAST 1 LLC, a Delaware limited liability company

By: [signature]

Name: JEFF THACHUK

Its: PRESIDENT

CORONUS APPLE VALLEY EAST 2 LLC, a Delaware limited liability company

By: [signature]

Name: JEFF THACHUK

Its: PRESIDENT

CORONUS ADELANTO WEST 1 LLC, a Delaware limited liability company

By: [signature]

Name: JEFF THACHUK

Its: PRESIDENT

CORONUS ADELANTO WEST 2 LLC, a Delaware limited liability company

By: [signature]

Name: JEFF THACHUK

Its: PRESIDENT